Investor Presentation Fourth Quarter 2019 Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the financial condition, results of operations, trends in lending policies, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “pending,” “plan,” “preliminary,” “remain,” “should,” “will,” “would” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance, SBA and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically adjusted net income, adjusted diluted earnings per share, average tangible common equity, adjusted return on average assets, return on average tangible common equity (“ROATCE”), adjusted ROATCE, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value (“TBV”) per common share, tangible common equity to tangible assets, net interest income – FTE, net interest margin – FTE, adjusted noninterest expense, adjusted noninterest expense/average assets and adjusted efficiency ratio are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non- GAAP Financial Measures.” 3

A Pioneer in Branchless Banking • Digital bank with unique business model and over 20 years of operations • Highly scalable technology driven business • Nationwide deposit gathering and asset generation platforms • Attractive lending niches with growth opportunities • History of strong growth and a pathway to greater profitability $4.1B Assets $3.0B Loans $3.2B Deposits 4

Nationwide Branchless Deposit Franchise $458.9 million $3.2 Billion 14.6% Total Deposits* $578.5 million 18.3% $1,324.2 million 42.0% 33% 5-year CAGR* Nationwide consumer, $546.3 million $246.1 million small business and 7.8% 17.3% commercial deposit base Innovative technology and convenience supported by exceptional service * As of December 31, 2019; $255 million of brokered deposits and $2.0 million of balances in US territories/Armed Forces included in headquarters/Midwest balance 5

Multiple Opportunities to Grow Deposits . Capitalize on the enduring trend toward branchless banking – consumers and small business are increasingly moving their banking business online . Generate an increased level of lower-cost deposits as expansion of small-business, municipal and commercial relationships continue . Selectively target consumer deposits in tech-centric markets – building off success with Gen-Xers . Draw on over 20 years of branchless banking experience to attract more customers with best practices such as dedicated online relationship bankers delivering a superior client experience 6

National and Regional Asset Generation Platform DIVERSIFIED ASSET GENERATION PLATFORM Commercial - National Commercial - Regional . C&I – Central Indiana . Single tenant lease financing . C&I – Arizona . Small business lending . Investor CRE – Central Indiana . Public finance . Construction – Central Indiana . Healthcare finance (via relationship with Lendeavor) Consumer - National . Digital direct-to-consumer mortgages . Specialty lending – horse trailers and RVs 7

Near-Term Earnings Catalysts  Well positioned for a lower interest rate environment $1.1 Billion of CDs Maturing over Next 12 Months Mortgage Banking Revenue $1.1 billion with Dollars in millions 2.59% 3.06% $4.3 weighted average 2.86% remaining maturity 2.68% 1.90% of 5.7 months 2.41% repriced 69 bps $3.0 $2.7 lower 2.01% $1.6 $1.6 1.92% ~$4.3 million of $1.4 interest savings over $1.1 1.66% next twelve months Weighted Average Cost of Maturing CDs 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Weighted Average Cost of Current CD Production Mortgage Banking Revenue 10 Year Treasury 1  Investments in SBA lending to drive capital efficient revenue growth . Recent hiring of experienced professionals to build line of business . Closed acquisition of SBA division of First Colorado National Bank in 4Q19 . Higher noninterest income through gain on sale and loan servicing revenue . Higher yielding loan balances 1 Source: Bloomberg Professional Services. Implied forward 10 year treasury rate remains consistent with 8 12/31/19 levels.

Small Business, Big Opportunity . Complementary to existing business lines . Diversifies revenue in a capital efficient manner . Opportunities on both sides of the balance sheet Enhanced Treasury Upgraded Digital SBA Lending Management Capabilities Account Access 9

Entrepreneurial Culture Key to Success First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top talent . American Banker’s “Best Banks to Work For”  Seven years in a row . “Top Workplaces in Indianapolis” The Indianapolis Star  Six years in a row including being #1 in 2019, #4 in 2018 and #2 on the list in 2017 . “Best Places to Work in Indiana”  Five of last seven years . Top Rated Online Business Bank in 2017 – Advisory HQ . TechPoint 2016 Mira Award “Tech-enabled Company of the Year” . Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI . Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”) . Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category 10

Fourth Quarter 2019 Highlights . Record net income of $7.1 million and record diluted EPS of $0.72 . Earnings Record annual net income of $25.2 million and record annual diluted EPS of $2.51 . Improved return on average assets and average tangible common equity . Total revenue of $20.8 million, up 19% from 4Q18 Key Operating . Cost of interest-bearing deposits declined 5 bps from 3Q19 to 2.35% Trends . Asset quality remained solid with NPAs to total assets of 0.22% . Disciplined Deployed liquidity through SBA portfolio acquisition Balance Sheet . Sold $53.7 million of single tenant lease financing and public finance loans Management . Initial sales of SBA 7(a) loan production . Book value per share increased 3.3% from 3Q19 to $31.30 Strong Capital . Tangible book value per share1 increased 3.4% from 3Q19 to $30.82 Generation . TCE/TA ratio1 increased to 7.33% from 7.10% in 3Q19 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix 11 11

History of Strong Organic Growth Execution of the business strategy has driven consistent and sustained balance sheet growth Total Assets Total Loans Dollars in millions Dollars in millions 1 $2,964 1 vs. Peers at 14.6% CAGR: 33.4% vs. Peers at 12.9% $4,100 CAGR: 32.3% $2,716 $3,542 $2,091 $2,768 $1,854 $1,251 $1,270 $954 $971 $732 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Total Deposits Shareholders’ Equity Dollars in millions Dollars in millions $3,154 $305 1 $289 CAGR: 33.0% vs. Peers at 13.0% $2,671 CAGR: 25.7% $224 $2,085 $1,463 $154 $956 $97 $104 $759 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 1 Source: SNL Financial; Small Cap US Banks. Peer data represents median value of publically traded Small Cap banks with a market capitalization between $250 million and $1.0 billion as of 09/30/19. 12

Profitability Driven by Capital Deployment Capital has been deployed into new loan verticals, driving earnings growth Net Income1,2,3 Diluted EPS1,2,3 Dollars in thousands $25,239 $23,814 $2.30 $2.39 $2.50 $2.51 $1.96 $17,072 $2.30 $21,900 $2.13 $12,074 $15,226 $8,929 $0.96 $4,324 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Return on Average Assets1,2,3 Return on Average Tangible Common Equity1,2,3 0.81% 0.74% 0.74% 0.78% 10.12% 9.84% 0.65% 9.33% 9.35% 0.72% 8.65% 0.50% 0.66% 8.77% 8.60% 4.85% 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 1 See Reconciliation of Non-GAAP Financial Measures. 2 2017 reported net income of $15.2 million included the revaluation of the Company’s net deferred tax asset which reduced net income by $1.8 million and negatively impacted Net Income, EPS, ROAA and ROATCE. 3 2018 reported net income of $21.9 million included a write-down of legacy other real estate owned which reduced net income by $1.9 million and 13 negatively impacted Net Income, EPS, ROAA and ROATCE.

Growth Drives Economies of Scale Scalable, technology-driven model has delivered increasing efficiency and is a key component driving improved operating leverage Noninterest Income Noninterest Expense1,2 Dollars in millions Dollars in millions $12.7 $12.6 $5.6 $11.7 $5.4 $11.1 $11.2 $10.2 $10.2 $10.0 $10.3 $3.5 $2.5 $2.4 $2.2 $2.0 $2.0 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Noninterest Expense / Average Assets1,2 Total Assets Per FTE Dollars in millions $18.4 $18.6 $17.9 1.47% 1.40% 1.52% $17.6 $17.6 1.27% 1.24% 1.23% 1.22% $15.1 $15.6 1.11% $14.0 1.23% 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1 See Reconciliation of Non-GAAP Financial Measures 2 4Q18 results included a write-down of legacy other real estate owned which increased noninterest expense by $2.4 million. 14

Capital Markets History . Following the IPO in late 2013, the Company deployed capital to fund commercial loan growth which resulted in strong revenue growth and improved earnings . Capital offerings: . 2Q19: raised $37.0 million of subordinated debt . 2Q18: raised $57.5 million of common equity . 3Q17: raised $55.0 million of common equity . 2016: raised $74.9 million in combination of common equity and subordinated debt . The Company has produced consistent growth in tangible book value per share . Insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios $30.82 15.9% 15.4% $29.82 14.5% $29.10 14.1% 14.0% 14.3% 14.2% 14.0% $28.57 13.7% $27.80 $27.93 $27.25 13.5% $26.09 $26.05 13.1% 12.4% 11.4% 11.7% 11.4% 11.1% 10.9% 10.8% 8.9% 8.9% 9.9% 7.9% 8.0% 7.9% 9.4% 7.7% 7.4% 7.1% 7.3% 9.0% 8.5% 8.2% 8.3% 8.1% 7.7% 7.6% 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Tier 1 Leverage Tier 1 Capital Total Capital TBV Per Share TCE / TA 1 See Reconciliation of Non-GAAP Financial Measures 15

# Capital and Balance Sheet Management

- Combination of lower risk asset profile and top quartile asset quality performance provides ability to maximize capital leverage
- Completed the previously announced stock repurchase program in 3Q19
  - 482,970 shares were repurchased at an aggregate amount of $10.0 million and at prices below TBV per share
- Active balance sheet management to ensure growth and capital are managed efficiently
  - Repositioning of loan, securities and wholesale borrowings portfolios to improve net interest margin and EPS
  - Sold $53.7 million of loans in 4Q19
  - Initial sales of SBA 7(a) loans - $9.2 million in balances sold in 4Q19
- Capital management objective is to increase TCE ratio in 2020 to be in a range of 7.85% to 8.00%


Risk-Weighted Assets / Total Assets
71%
79%
Nonperforming Loans / Total Loans[1]
0.23%
0.86%
Nonperforming Assets / Total Assets[1]
0.22%
0.68%
INBK
Peers[2]

Source: S&P Global Intelligence

1 Nonperforming loans and nonperforming assets include current troubled debt restructurings

2 Peer group includes publicly traded banks with assets of $3.0 billion to $5.0 billion; data as of September 30, 2019

16

FIRST INTERNET BANCORP

Deposit Composition . Total deposits increased $5.7 million, or 0.2%, compared to 3Q19 and $482.6 million, or 18.1%, year- over-year . Strong quarterly money market growth of $88.3 million, including $73.4 million in small business . CD and brokered deposit balances decreased $90.3 million compared to 3Q19 . Cost of interest-bearing deposits declined 5 bps compared to 3Q19 Total Deposits - $3.2 Billion Total Non-Time Deposits - $1.0 Billion As of December 31, 2019 As of December 31, 20191 $57.1 2% $119.5 12% $129.0 $29.6 4% 1% $110.9 $422.9 11% $2,151.9 42% 68% $786.4 25% $348.8 35% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Commercial Public funds Small business Consumer Certificates and brokered deposits 1 Total non-time deposits excludes brokered non-time deposits 17

Net Interest Income and Net Interest Margin . Net interest income stabilized, following recent Net Interest Income – GAAP and FTE1 declines Dollars in millions GAAP FTE $17.8 $17.7 . Stable loan yields and declining deposit costs $16.9 $16.8 $16.9 . NIM contracted 3 bps sequentially due mainly to lower yields on elevated cash balances resulting $16.2 $16.1 from successive federal funds rate cuts $15.4 $15.2 $15.4 4Q18 1Q19 2Q19 3Q19 4Q19 Yield on Loans and Cost of Deposits NIM – GAAP and FTE1 4.27% GAAP FTE 4.17% 4.24% 4.18% 4.20% 2.07% 2.04% 1.91% 1.70% 1.67% 2.39% 2.40% 2.35% 2.14% 2.29% 1.89% 1.86% 1.73% 1.54% 1.51% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Yield on loans Cost of interest-bearing deposits 18 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

Net Interest Margin Drivers . Linked quarter NIM decline was primarily attributable to the impact of elevated cash balances combined with falling short-term interest rates – 7 bp negative impact . Lower deposit costs and improved deposit mix had a positive impact of 4 bps . Higher loan yields added 2 bps . Significant opportunity to continue lowering deposit costs . $1.1 billion of CDs with a weighted average cost of 2.59% mature in 2020 – replacement cost is currently 1.85% - 1.90% . Recent reduction in rate paid on money market deposits NIM – FTE1 Linked-Quarter Change Monthly Rate Paid on Interest-bearing Deposits 19 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix

Loan Portfolio Overview . Total loans increased $82.3 million, or 2.9%, compared to 3Q19 and $247.3 million, or 9.1%, year-over- year . Quarterly commercial loan growth of $93.5 million driven by healthcare finance and the SBA loan portfolio acquisition . Sold $53.7 million of single tenant lease financing and public finance loans during the quarter . Consumer loan balances down slightly due primarily to elevated payoffs in residential mortgage Loan Portfolio Mix Dollars in millions $2,963.5 $2,716.2 6% 2% 7% 1 2% Commercial and Industrial Commercial Real Estate $2,091.0 34% 9% 34% Single Tenant Lease Financing 2% Public Finance Healthcare Finance 38% $1,250.8 24% Small Business Lending 13% 26% 5% Residential Mortgage/HE/HELOCs 22% 4% 10% Consumer 49% 1% 2% 2% 16% 12% 16% 19% 14% 11% 10% 10% 2016 2017 2018 2019 20 1 Includes commercial and industrial and owner-occupied commercial real estate balances

Commercial Real Estate Commercial real estate balances increased Single Tenant Lease Financing $104.0 million, or 10.8%, since 4Q18 Portfolio Diversity Red Lobster As of % of 7.8% Dollars in millions December 31, 2019 total 6.2% ICWG Single tenant lease financing $995.9 93.2% 4.9% Construction 60.3 5.6% Investor commercial real estate 12.6 1.2% 4.8% Walgreens Total commercial real estate $1,068.8 100.0% 4.5% Wendy's 71.8% Single tenant lease financing overview: Bob Evans . Long term lease financing of single tenant All others properties occupied by financially strong lessees . Originations / commitments over the past twelve Texas 17.0% months exceeded $256 million Ohio . Nationwide platform provides ability to capitalize on 7.3% Florida national correspondent network 6.6% Georgia . Expertise in asset class with streamlined execution 58.3% 5.6% and credit process North 5.2% Carolina . Strong historical credit performance All others . Average portfolio LTV of approximately 50% 21

Commercial & Industrial Commercial & industrial overview: As of % of . Originations / commitments over the past Dollars in millions December 31, 2019 total twelve months exceeded $115 million Commercial & industrial $96.4 56.8% Owner-occupied CRE 73.4 43.2% . Primarily serves the borrowing and treasury Total commercial & industrial $169.8 100.0% management needs of small and middle- market businesses . Seasoned banking team leverages market knowledge and experience to serve clients in a relationship-based approach Commercial & Industrial Balances . Business line built organically, adding select Dollars inmillions $193.8 $185.0 personnel with specialized product or market $169.8 $157.0 expertise $146.5 $71.9 $77.6 $55.6 $73.4 . Indiana team focuses on Central Indiana $44.5 and adjacent Midwestern markets $122.0 $102.0 $101.3 $107.4 $96.4 . Added to Arizona team to further enhance origination efforts 2015 2016 2017 2018 4Q19 . Strong credit performance to date Commercial & industrial Owner-occupied CRE 22

# Public Finance

## Public finance originations/commitments during the past twelve months exceeded $94 million



Public Finance Balances
Dollars in millions
$610.9
$706.3
$708.8
$706.2
$687.1
4Q18
1Q19
2Q19
3Q19
4Q19

## Public finance overview:

- Launched in January 2017
- Provides a range of credit solutions for government and not-for-profit entities
- Borrowers' needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing
- Initial efforts have focused on borrowers in Indiana and are now expanding to other geographic areas of the U.S.
- Recent team additions will strengthen efforts in equipment and energy finance and build out nationwide platform

## Portfolio Composition



2.6%
2.6%
4.2%
2.9%
4.8%
29.2%
5.7%
5.8%
10.9%
19.5%
11.8%
General Obligation
Essential use equipment loans
Lease rental revenue
Utilities Revenue
Tax Incremental Financing (TIF) districts
Public higher ed facilities - Revenue
Sales tax, food and bev tax, hotel tax
Municipally owned health care facilities
Income Tax supported loans
Public higher ed facilities - G.O.
Others

## Borrower Credit Rating



1.1%
2.8%
5.5%
4.4%
44.5%
21.8%
6.3%
7.1%
2.7%
0.6%
2.0%
1.2%
AAA/Aaa
AA+/Aa1
AA/Aa2
AA-/Aa3
A+/A1
A/A2
A-/A3
BBB+/Baa1
BBB/Baa2
BB+/Ba1
BB/Ba2
Non-Rated

23

FIRST INTERNET BANCORP

Healthcare Finance Healthcare finance originations/commitments over Portfolio Composition the past twelve months exceeded $205 million 4.4% 1.0% 0.1% Practice Refinance Healthcare Finance Balances or Acquisition 14.0% Dollars in millions $300.6 Owner Occupied Dollars in millions $65.6 $251.5 CRE $212.4 $48.9 Projects $158.8 $31.6 80.5% $117.0 Equipment $12.4 Start Up 4Q18 1Q19 2Q19 3Q19 4Q19 3Q17 4Q17 1Q18 2Q18 California Healthcare finance overview: . Texas Launched in second quarter 2017 32.0% . Strategic partnership with San Francisco–based New York Lendeavor 42.2% . Currently focused on dental and veterinary practices Arizona . Borrowers’ needs include practice finance or acquisition, acquiring or refinancing owner-occupied commercial real 13.4% Utah estate, equipment purchases and project loans . Initial efforts have primarily focused on west coast with 4.4% All Others 3.2% 4.8% plans to expand nationwide 24

Residential Mortgage . Award-winning national online origination platform Well Diversified Mortgage Originations* . Direct-to-consumer originations managed by sales and underwriting personnel located in Indiana- based corporate HQ 26.4% 14.8% . Geographic diversity 28.4% provides opportunity to benefit from strengths in certain regions when there is weakness in others 19.6% . Highly efficient application 10.8% and underwriting process . Full range of residential mortgage and home equity products . Central-Indiana based construction loan program *Last 12 months mortgage originations 25

Excellent Asset Quality Asset quality remains among the best in the industry driven by a strong credit culture and lower-risk asset classes NPAs / Total Assets NPLs / Total Loans 0.50% 0.37% 0.31% 0.21% 0.22% 0.23% 0.10% 0.09% 0.04% 0.02% 0.04% 0.03% 2014 2015 2016 2017 2018 4Q19 2014 2015 2016 2017 2018 4Q19 Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 5,001% 1,960% 1,784% 2,013% 1,014% 0.15% 324% 0.00% (0.07%) 0.05% 0.04% 0.04% 2014 2015 2016 2017 2018 4Q19 2014 2015 2016 2017 2018 4Q19 26

2020 Strategy and Outlook . Manage balance sheet growth and deploy excess liquidity to fund loan growth and/or higher-cost deposit runoff . Continued loan production combined with loan sales to enhance noninterest income and improve mix of earning assets . Build capital through improved profitability and disciplined balance sheet management . Net interest margin expansion through lower deposit costs, managing loan pricing and portfolio composition . Continue to build out nationwide SBA platform, capitalizing on opportunities on both sides of the balance sheet . Increase noninterest income through SBA gain of sale and loan servicing revenue . Retain higher yielding loan balances . Continue to grow small business deposits . Following successful results in mortgage, implement technology to enhance the customer experience and workflow process in commercial and small business lending . Maintain top quartile asset quality 27

Appendix 28

# Loan Portfolio Composition

| Dollars in thousands | 2016 | 2017 | 2018 | 1Q19 | 2Q19 | 3Q19 | 4Q19 |
|---|---|---|---|---|---|---|---|
| Commercial loans | | | | | | | |
| Commercial and industrial | $ 101,326 | $ 121,966 | $ 107,405 | $ 110,560 | $ 106,517 | $ 88,874 | $ 96,420 |
| Owner-occupied commercial real estate | 55,637 | 71,872 | 77,569 | 75,317 | 71,908 | 74,384 | 73,392 |
| Investor commercial real estate | 13,181 | 7,273 | 5,391 | 11,188 | 21,179 | 11,852 | 12,567 |
| Construction | 53,291 | 49,213 | 39,916 | 42,319 | 47,849 | 54,131 | 60,274 |
| Single tenant lease financing | 606,568 | 803,299 | 919,440 | 975,841 | 1,001,196 | 1,008,247 | 995,879 |
| Public finance | - | 438,341 | 706,342 | 708,816 | 706,161 | 686,622 | 687,094 |
| Healthcare finance | - | 31,573 | 117,007 | 158,796 | 212,351 | 251,530 | 300,612 |
| Small business lending | 3,142 | 4,870 | 17,370 | 13,751 | 15,697 | 18,177 | 61,121 |
| Total commercial loans | 833,145 | 1,528,407 | 1,990,440 | 2,096,588 | 2,182,858 | 2,193,817 | 2,287,359 |
| Consumer loans | | | | | | | |
| Residential mortgage | 205,554 | 299,935 | 399,898 | 404,869 | 318,678 | 320,451 | 313,849 |
| Home equity | 35,036 | 30,554 | 28,735 | 27,794 | 26,825 | 25,042 | 24,306 |
| Trailers | 81,186 | 101,369 | 136,620 | 140,548 | 144,704 | 145,600 | 146,734 |
| Recreational vehicles | 52,350 | 69,196 | 91,912 | 95,871 | 100,518 | 102,698 | 102,702 |
| Other consumer loans | 39,913 | 56,968 | 51,239 | 48,840 | 49,029 | 48,275 | 45,873 |
| Total consumer loans | 414,039 | 558,022 | 708,404 | 717,922 | 639,754 | 642,066 | 633,464 |
| Net def. loan fees, prem., disc. and other [1] | 3,605 | 4,764 | 17,384 | 25,418 | 38,544 | 45,389 | 42,724 |
| Total loans | $ 1,250,789 | $ 2,091,193 | $ 2,716,228 | $ 2,839,928 | $ 2,861,156 | $ 2,881,272 | $ 2,963,547 |

[1] Includes carrying value adjustments of $21.4 million, $27.6 million, $22.2 million, $11.5 million, $5.0 million, $0.3 million, and $0.0 million as of December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016, respectively, related to interest rate swaps associated with public finance loans.

29

FIRST INTERNET BANCORP

# Reconciliation of Non-GAAP Financial Measures

| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|---|
| Net income - GAAP | $4,324 | $8,929 | $12,074 | $15,226 | $21,900 | $25,239 |
| Adjustments: | | | | | | |
| Write-down of other real estate owned | - | - | - | - | 1,914 | - |
| Net deferred tax asset revaluation | - | - | - | 1,846 | - | - |
| Adjusted net income | $4,324 | $8,929 | $12,074 | $17,072 | $23,814 | $25,239 |
| Diluted average common shares outstanding | 4,507,995 | 4,554,219 | 5,239,082 | 7,149,302 | 9,508,653 | 10,044,483 |
| Diluted earnings per share - GAAP | $0.96 | $1.96 | $2.30 | $2.13 | $2.30 | $2.51 |
| Adjustments: | | | | | | |
| Effect of write-down of other real estate owned | - | - | - | - | 0.20 | - |
| Effect of net deferred tax asset revaluation | - | - | - | 0.26 | - | - |
| Adjusted diluted earnings per share | $0.96 | $1.96 | $2.30 | $2.39 | $2.50 | $2.51 |
| Total average equity - GAAP | $93,796 | $100,428 | $124,023 | $178,212 | $259,416 | $296,382 |
| Adjustments: | | | | | | |
| Average goodwill | (4,687) | (4,687) | (4,687) | (4,687) | (4,687) | (4,687) |
| Average tangible common equity | $89,109 | $95,741 | $119,336 | $173,525 | $254,729 | $291,695 |
| Return on average assets | 0.50% | 0.81% | 0.74% | 0.66% | 0.72% | 0.65% |
| Effect of write-down of other real estate owned | 0.00% | 0.00% | 0.00% | 0.00% | 0.06% | 0.00% |
| Effect of net deferred tax asset revaluation | 0.00% | 0.00% | 0.00% | 0.08% | 0.00% | 0.00% |
| Adjusted return on average assets | 0.50% | 0.81% | 0.74% | 0.74% | 0.78% | 0.65% |
| Return on average shareholders' equity | 4.61% | 8.89% | 9.74% | 8.54% | 8.44% | 8.52% |
| Effect of goodwill | 0.24% | 0.44% | 0.38% | 0.23% | 0.16% | 0.13% |
| Return on average tangible common equity | 4.85% | 9.33% | 10.12% | 8.77% | 8.60% | 8.65% |
| Return on average tangible common equity | 4.85% | 9.33% | 10.12% | 8.77% | 8.60% | 8.65% |
| Effect of write-down of other real estate owned | 0.00% | 0.00% | 0.00% | 0.00% | 0.75% | 0.00% |
| Effect of net deferred tax asset revaluation | 0.00% | 0.00% | 0.00% | 1.07% | 0.00% | 0.00% |
| Adjusted return on average tangible common equity | 4.85% | 9.33% | 10.12% | 9.84% | 9.35% | 8.65% |

30

FIRST INTERNET BANCORP

Reconciliation of Non-GAAP Financial Measures Dollars in thousands 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 Total equity - GAAP $224,824 $282,087 $287,740 $288,735 $294,013 $296,120 $295,140 $304,913 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $220,137 $277,400 $283,053 $284,048 $289,326 $291,433 $290,453 $300,226 Tota l a sse ts - GAAP $2,862,728 $3,115,773 $3,202,918 $3,541,692 $3,670,176 $3,958,829 $4,095,491 $4,100,083 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets $2,858,041 $3,111,086 $3,198,231 $3,537,005 $3,665,489 $3,954,142 $4,090,804 $4,095,396 Common shares outstanding 8,450,925 10,181,675 10,181,675 10,170,778 10,128,587 10,016,458 9,741,800 9,741,800 Book value per common share $33.38 $28.26 $28.36 $28.91 $29.03 $29.56 $30.30 $31.30 Effect of goodwill (0.56) (0.46) (0.46) (0.46) (0.46) (0.46) (0.48) (0.48) Tangible book value per common share $26.05 $27.25 $27.80 $27.93 $28.57 $29.10 $29.82 $30.82 Total shareholders' equity to assets 9.05% 8.98% 8.15% 8.01% 8.01% 7.48% 7.21% 7.44% Effect of goodwill (0.13%) (0.13%) (0.12%) (0.12%) (0.12%) (0.11%) (0.11%) (0.11%) Tangible common equity to tangible assets 7.70% 8.92% 8.85% 8.03% 7.89% 7.37% 7.10% 7.33% Net interest income $15,415 $15,461 $15,970 $15,421 $16,244 $16,105 $15,244 $15,374 Adjustments: Fully-taxable equivalent adjustments 1 1,018 1,164 1,351 1,477 1,557 1,612 1,595 1,570 Net interest income - FTE $16,433 $16,625 $17,321 $16,898 $17,801 $17,717 $16,839 $16,944 Net interest margin 2.26% 2.17% 2.06% 1.89% 1.86% 1.73% 1.54% 1.51% Adjustments: Effect of fully-taxable equivalent adjustments 1 0.15% 0.16% 0.17% 0.18% 0.18% 0.18% 0.16% 0.16% Net interest margin - FTE 2.41% 2.33% 2.23% 2.07% 2.04% 1.91% 1.70% 1.67% Noninterest expense $10,217 $10,182 $10,045 $12,709 $11,109 $11,709 $11,203 $12,613 Adjustments: Write-down of other real estate owned - - - 2,423 - - - - Adjusted noninterest expense $10,217 $10,182 $10,045 $10,286 $11,109 $11,709 $11,203 $12,613 Noninterest expense/average assets 1.47% 1.40% 1.27% 1.52% 1.24% 1.23% 1.12% 1.22% Effect of write-down of other real estate owned 0.00% 0.00% 0.00% 0.29% 0.00% 0.00% 0.00% 0.00% Adjusted noninterest expense/average assets 1.47% 1.40% 1.27% 1.23% 1.24% 1.23% 1.12% 1.22% 1 Assuming a 21% tax rate 31